UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Expeditors International of Washington, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

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IMPORTANT ANNUAL MEETING INFORMATION 000004
ENDORSEMENT LINE SACKPACKMR A SAMPLE
DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
Vote by Internet
Go to www.envisionreports.com/expd
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
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Important Notice Regarding the Availability of Proxy Materials for the Expeditors International of Washington, Inc. Shareholder Meeting to be Held on Thursday, May 21, 2015
Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:
www.envisionreports.com/expd
Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/expd to view the materials. Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 11, 2015 to facilitate timely delivery.
COY
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Shareholder Meeting Notice
Expeditors International of Washington, Inc. Annual Meeting of Shareholders will be held at our
Corporate Headquarters, 1015 Third Avenue, Seattle, WA 98104, at 2:00 pm (PDT) on Thursday, May 21, 2015.
The Board of Directors Recommends that you vote FOR all nominees, FOR proposals 2, 3, 4 and 5 and AGAINST proposals 6, 7, 8, 9 and 10.
1. Election of Ten (10) Directors, each to serve until the next annual meeting of shareholders:
01—Robert R. Wright, 02—Mark A. Emmert, 03—Dan P. Kourkoumelis, 04—Michael J. Malone, 05—Richard B. McCune,
06—John W. Meisenbach, 07—Jeffrey S. Musser, 08—Liane J. Pelletier, 09—James L. K. Wang and 10—Tay Yoshitani.
2 Advisory Vote to Approve Named Executive Officer Compensation.
3. Approve 2015 Stock Option Plan.
4. Ratification of our Independent Registered Public Accounting Firm.
5. Advisory Vote to Approve Company-Sponsored Proxy Access Framework.
6. Shareholder Proposal: Proxy Access.
7. Shareholder Proposal: Performance-Based Executive Equity Awards.
8. Shareholder Proposal: No Accelerated Vesting of Equity Awards.
9. Shareholder Proposal: Retain Significant Stock from Equity Compensation.
10. Shareholder Proposal: Recovery of Unearned Management Bonuses.
Such other business as may properly come before the meeting or any adjournment thereof.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.
Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
E-mail copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/expd. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Expeditors International of Washington, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 11, 2015.
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